Exhibit 10.1

                                                                  EXECUTION COPY

                           FIFTH AMENDMENT AND WAIVER


               FIFTH AMENDMENT AND WAIVER, dated as of June 13, 2003 (this "Fifth Amendment"), to and under the Credit Agreement, dated as of February 13, 1998 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among NBC ACQUISITION CORP., a Delaware corporation ("Holdings"), NEBRASKA BOOK COMPANY, INC., a Kansas corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and JPMORGAN CHASE BANK, a New York banking corporation (f/k/a The Chase Manhattan Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:
                              - - - - - - - - - - -


               WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

               WHEREAS, the Borrower has requested that the Lenders amend and waive certain provisions of the Credit Agreement as set forth herein;

               WHEREAS, the Required Lenders and the Administrative Agent are willing to agree to such amendment and waiver to and under the Credit Agreement, subject to the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, Holdings, the Borrower, the Required Lenders and the Administrative Agent hereby agree as follows:

               1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

               2. Amendment to Section 1.1 (Definitions). Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in their proper alphabetical order:

               "CampusHub Merger": the merger of CampusHub with and into the Borrower, with the Borrower being the surviving corporation pursuant to the CampusHub Merger Agreement, such merger to be consummated on or before August 1, 2003.

               "CampusHub Merger Agreement": the Merger Agreement among CampusHub, Holdings and the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

               3. Waiver of Section 7.4 (Limitation of Fundamental Changes). The Administrative Agent and the Required Lenders hereby expressly waive the application of Section 7.4 of the Credit Agreement to the extent, and only to the extent, necessary to permit the CampusHub Merger.

               4. Amendment of Section 7.8 (Limitation on Investments, Loans and Advances). Section 7.8(h) is hereby amended by (a) deleting the term "and" at the end of paragraph (i) thereof; (b) deleting the "." at the end of paragraph
(j) thereof and substituting in lieu thereof the following: "; and"; and (c) adding the following paragraph (k) at the end thereof:

               "(k) the CampusHub Merger; provided, that (i) no Default or Event of Default shall have occurred and be continuing after giving effect to the CampusHub Merger, (ii) no Indebtedness shall be assumed by Holdings or any of its Subsidiaries in connection with the CampusHub Merger except to the extent otherwise permitted in the CampusHub Merger Agreement or this Agreement and
(iii) the Borrower shall be in pro forma compliance with the financial covenants set forth in Section 7.1 after giving effect to the CampusHub Merger."

               5. Waiver of Section 7.10 (Limitation on Transactions with Affiliates). The Administrative Agent and the Required Lenders hereby expressly waive application of Section 7.10 of the Credit Agreement to the extent, and only to the extent, necessary to permit the CampusHub Merger.

               6. Representations and Warranties. (a) Each of Holdings and the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement. Each of Holdings and the Borrower represents and warrants that, after giving effect to this Fifth Amendment, no Default or Event of Default has occurred and is continuing.

               7. Effectiveness. This Fifth Amendment shall become effective as of the date upon which the Administrative Agent receives counterparts of this Fifth Amendment duly executed by Holdings, the Borrower and the Required Lenders.

               8. Continuing Effect of the Credit Agreement. This Fifth Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Loan Party that would require a waiver or consent of the Lenders or the Administrative Agent. The provisions of the Credit Agreement are and shall remain in full force and effect.

               9. Counterparts. This Fifth Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument. This Fifth Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

               10. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered in New York, New York by their respective proper and duly authorized officers as of the day and year first above written.



                                    NBC ACQUISITION CORP.

                                    By: /s/ Alan G. Siemek
                                       -----------------------------------------
                                       Name:  Alan G. Siemek
                                       Title: Treasurer


                                    NEBRASKA BOOK COMPANY, INC.

                                    By: /s/ Alan G. Siemek
                                       -----------------------------------------
                                       Name:  Alan G. Siemek
                                       Title: Treasurer


                                    JPMORGAN CHASE BANK,
                                     as Administrative Agent and as a Lender

                                    By: /s/ Neil R. Boylan
                                       -----------------------------------------
                                       Name:   Neil R. Boylan
                                       Title:  Managing Director

                                       WELLS FARGO BANK, NA
                                       -----------------------------------------
                                       Name of Lender

                                       By: /s/ Reginald M Goldsmith, III
                                       -----------------------------------------
                                         Name:  Reginald M Goldsmith, III
                                         Title: Vice President

                                      GENERAL ELECTRIC CAPITAL CORPORATION
                                      ------------------------------------------
                                      Name of Lender

                                      By:  /s/ T.J. Williams
                                       -----------------------------------------
                                       Name:  T.J. Williams
                                       Title:  Authorized Signatory

                                      HELLER FINANCIAL, INC.,
                                      ------------------------------------------
                                      Name of Lender

                                      By:  /s/ W. Jerome McDermott
                                       -----------------------------------------
                                       Name:  W. Jerome McDermott
                                       Title: Duly Authorized Signatory

                                      US.S BANK NATIONAL ASSOCIATION
                                      ------------------------------------------
                                      Name of Lender

                                      By:  /s/ Christopher Haskett
                                       -----------------------------------------
                                       Name:  Christopher Haskett
                                       Title: Corporate Banking Officer

                                      NATIONAL CITY BANK
                                      ------------------------------------------
                                      Name of Lender

                                      By:  /s/ Stephen Monto
                                       -----------------------------------------
                                       Name:  Stephen Monto
                                       Title: Account Officer

                                      SOCIETE GENERALE
                                      ------------------------------------------
                                      Name of Lender

                                      By:  /s/ Wayne Hutton
                                       -----------------------------------------
                                       Name:   Wayne Hutton
                                       Title:  Managing Director

                                      CREDIT AGRICOLE INDOSUEZ
                                      ------------------------------------------
                                      Name of Lender

                                      By:  /s/ Larry Materi
                                       -----------------------------------------
                                       Name:  Larry Materi
                                       Title: Vice President

                                      By:  /s/ Paul A. Dytrych
                                       -----------------------------------------
                                       Name:  Paul A. Dytrych
                                       Title: Vice President
                                              Senior Relationship Manager